UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2024

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: (949) 542-3130

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.
    On October 29, 2024, in connection with a joint venture arrangement (“JV”) between CTR Partnership, L.P. (the “Operating Partnership"), a subsidiary of CareTrust REIT, Inc. (the “Company”), and an unaffiliated third party, the Operating Partnership became bound by the terms of an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the JV has agreed to acquire thirty-one skilled nursing facilities (the “Tennessee SNF Facilities”) for an aggregate purchase price of approximately $500 million, exclusive of transaction costs. In connection with the JV’s acquisition of the Tennessee SNF Facilities, the Operating Partnership is expected to contribute approximately $442 million toward the aggregate purchase price to the JV and, in exchange, the Operating Partnership will own 100% of the preferred equity ownership interests in the JV representing 92.5% of the total investment and 50% of the common ownership interests in the JV representing 3.75% of the total investment. The Tennessee SNF Facilities consist of a total of 3,290 licensed beds, with thirty of the facilities located in Tennessee and one in Alabama. The Company has contributed $8.5 million to the JV, which was used to partially fund the earnest money deposit under the Purchase Agreement.
Completion of the JV’s acquisition of the Tennessee SNF Facilities is subject to customary closing conditions, and is expected to close in two phases during December 2024. At closing, the Tennessee SNF Facilities are anticipated to be operated by affiliates of PACS Group, Inc. (twelve facilities), The Ensign Group (nine facilities), and Links Healthcare Group (seven facilities), who are all current tenants of the Company, as well as one new operator relationship (three facilities), under long-term master leases. Three of Ensign’s nine facilities will be acquired by Ensign’s real estate subsidiary with the remaining six to be included in a new master lease. Initial annual base rent to the JV relating to the Tennessee SNF Facilities is expected to aggregate approximately $44.4 million.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the closing of the transaction and lease arrangements for the acquired facilities.

Words such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. The Company’s forward-looking statements are based on management’s current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and the Company can give no assurance that the transaction will close in the anticipated timeframe, or at all, or that its expectations will be attained. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) uncertainties as to the timing of closing of the transaction and other anticipated investments; (ii) the possibility that conditions to closing the transaction may not be satisfied or waived; (iii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iv) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (v) the impact of healthcare reform legislation, including minimum staffing level requirements, on the operating results and financial conditions of our tenants; (vi) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (vii) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (viii) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities and the ability to acquire and lease the respective properties to such tenants on favorable terms; (ix) the ability to generate sufficient cash flows to service our outstanding indebtedness; (x) access to debt and equity capital markets; (xi) fluctuating interest rates; (xii) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xiii) the ability to retain our key management personnel; (xiv) the ability to maintain our status as a real estate investment trust (“REIT”); (xv) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xvi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xvii) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, including in the section entitled “Risk Factors” in Item 1A of such reports, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.

Item 7.01    Regulation FD Disclosure.
On October 29, 2024, the Company issued a press release announcing its agreement to acquire the Tennessee SNF Facilities. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, pursuant to Regulation FD.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Description

99.1	Press Release of the Company, dated October 29, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer